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                                                                   EXHIBIT 10.11

                  AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT



         This Amendment No. 2 to Revolving Credit Agreement ("Amendment") dated as of July 28, 2000 by and among the lenders signatories hereto ("Banks"), Comerica Bank as agent for the Banks (in such capacity, "Agent"), and Meadowbrook Insurance Group, Inc., a Michigan corporation ("Company").

                                    RECITALS

         A. Company and Banks entered into that certain Revolving Credit Agreement dated as of August 3, 1999, as amended by Amendment No. 1 dated as of March 27, 2000 ("Agreement").

         B. The parties desire to amend the Agreement.

         NOW, THEREFORE, the parties agree that the Agreement is amended as follows:

         1. The definition of "Revolving Credit Aggregate Commitment" set forth in Section 1 of the Agreement is amended to read in its entirety as follows:

            "`Revolving Credit Aggregate Commitment' shall mean Sixty Million Dollars ($60,000,000) until July 30, 2000 and shall automatically be reduced to Fifty Million Dollars ($50,000,000) on the earlier to occur of (i) the receipt by Company of the proceeds of Subordinated Debt issued to Atlantic Mutual Insurance Company and (ii) July 31, 2000 and shall automatically be reduced to Forty Million Dollars ($40,000,000) on September 30, 2000, subject to further reduction or termination under Section 2.8 or 9.2 hereof."

         2. Section 2.10 of the Agreement is amended to read in its entirety as follows:

            "2.10 Use of Proceeds. In no event shall Company directly use the proceeds of any Advance to make any mandatory or optional prepayment of any Subordinated debt."

         3. Section 7.20 of the Agreement is deleted in its entirety.

         4. Section 8.3 is amended to read in its entirety as follows:

            "Create, incur, assume or suffer to exist any Guarantee Obligation except pursuant to the Loan Documents and the guaranty by certain of Company's Subsidiaries of the Subordinated Debt in favor of Atlantic Mutual Insurance Company."



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         5. Section 8.7(a) of the Agreement is amended to read in its entirety as follows:

            "(a) Permitted Investments and an existing loan by Company to Robert Cubbin and Kathleen Cubbin in the principal amount of $720,462 the proceeds of which were used by Robert Cubbin to purchase shares of the Company's stock (`Cubbin Loan') excluding any extension, renewal or increase thereof;"

         6. Company has advised Banks that its Subsidiary, Liberty Premium Finance, Inc. ("Liberty") has or will incur indebtedness under an up to $6,000,000 working capital line of credit, which credit facility is secured by a lien on the premium receivables of Liberty. Banks hereby consent to the incurrence of such Debt and the granting of liens on Liberty's premium receivables to secure such Debt. This consent shall not act as a consent or waiver of any other transaction, act or omission, whether related or unrelated thereto. This consent shall not extend to or affect any obligation, covenant or agreement not expressly consented to hereby.

         7. Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's powers, have been duly authorized, are not in contravention of law or the terms of the Company's Articles of Incorporation or Bylaws and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the representations and warranties of Company set forth in Sections 6.1 through 6.19 of the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof; (c) the representations and warranties of Company set forth in Section 6.20 of the Agreement are true and correct in all material respects as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with
Section 7.1 of the Agreement; and (d) no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, has occurred and is continuing as of the date hereof.

         8. This Amendment shall be effective upon (a) execution hereof by Company, Agent and the Majority Banks and (b) execution by the Guarantors of the attached Acknowledgment; provided, however the provisions of paragraph 4 of this Amendment shall be effective as of the date the Company made the Cubbin Loan.

         9. This Amendment may be signed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.



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         WITNESS the due execution hereof as of the day and year first above written.


COMERICA BANK, as Agent                     MEADOWBROOK INSURANCE GROUP, INC.


By:                                         By:
     ---------------------                     -------------------------------
      Jon E. Sasinowski

Its: Vice President                         Its:
                                                 -----------------------------

BANKS:                                      COMERICA BANK



                                            By:
                                               -------------------------------
                                                     Jon E. Sasinowski

                                            Its: Vice President


                                            BANK ONE



                                            By:
                                               -------------------------------


                                            Its:
                                                ------------------------------



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                                 ACKNOWLEDGMENT


         The undersigned Guarantors acknowledge the foregoing Amendment No. 2 to Credit Agreement and further acknowledged that the Guaranty dated August 3, 1999 from the Guarantors in favor of the Agent and the Banks remains in full force and effect in accordance with its terms.

                                      MEADOWBROOK, INC., a Michigan corporation


                                      By:
                                         -------------------------------------

                                      Its:
                                          ------------------------------------



                                      MEADOWBROOK OF FLORIDA, INC.,
                                      a Florida corporation


                                      By:
                                         -------------------------------------

                                      Its:
                                          ------------------------------------



                                      ASSOCIATION SELF INSURANCE SERVICES, INC., an Alabama corporation


                                      By:
                                         -------------------------------------

                                      Its:
                                          ------------------------------------



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                                      CREST FINANCIAL CORPORATION,
                                      a Nevada corporation


                                      By:
                                         -------------------------------------

                                      Its:
                                          ------------------------------------




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